UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

 _______________________________________________________________________________________________________________________________________________________________________________________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):		March 18, 2011

NACCO INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	1-9172	34-1505819
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5875 LANDERBROOK DRIVE, CLEVELAND, OHIO		44124-4069
(Address of principal executive offices)		(Zip code)

(440) 449-9600
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition and
Item 7.01 Regulation FD Disclosure.

On March 18, 2011, NACCO Industries, Inc. (the “Company”) commenced mailing its Annual Report to Stockholders for the year ended December 31, 2010. Each of Adjusted EBITDA, the reconciliation of cash flow from operations to Adjusted EBITDA and the calculation of Adjusted EBITDA, which is attached as Exhibit 99 to this Current Report on Form 8-K, was included in Selected Financial & Operating Data in the Annual Report to Stockholders for the year ended December 31, 2010.
This Current Report on Form 8-K and the information attached hereto are being furnished by the Company pursuant to Item 2.02 of Form 8-K, insofar as they disclose historical information regarding the Company's results of operations.

The information in this Current Report on Form 8-K, including Exhibit 99, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

As described in Item 2.02 and 7.01 of this Current Report on Form 8-K, the following Exhibit is furnished as part of this Current Report on Form 8-K.

(d) Exhibits

99
Each of Adjusted EBITDA, the reconciliation of cash flow from operations to Adjusted EBITDA and the calculation of Adjusted EBITDA was included in Selected Financial & Operating Data in the NACCO Industries, Inc. Annual Report to Stockholders for the year ended December 31, 2010, first mailed to stockholders on March 18, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	March 18, 2011		NACCO INDUSTRIES, INC.

		By:	/s/ Kenneth C. Schilling
Name: Kenneth C. Schilling
Title: Vice President and Controller

EXHIBIT INDEX

Exhibit Number	Description

99
Each of Adjusted EBITDA, the reconciliation of cash flow from operations to Adjusted EBITDA and the calculation of Adjusted EBITDA was included in Selected Financial & Operating Data in the NACCO Industries, Inc. Annual Report to Stockholders for the year ended December 31, 2010, first mailed to stockholders on March 18, 2011.